AXP(R) Partners
                                                                       Small Cap
                                                                      Value Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) ruler

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

Small-minded Values

Investment value comes in all sizes. For AXP Partners Small Cap Value Fund, the focus is on small- and micro-cap stocks of companies characterized by healthy finances, good management and clear business strengths. The other key element is the Fund's risk-control strategy that requires potential stock purchases to trade at a discount to their private market values.

CONTENTS
From the Chairman                                   3
From the Portfolio Managers                         3
Fund Facts                                          5
The 10 Largest Holdings                             6
Financial Statements                                7
Notes to Financial Statements                      10
Investments in Securities                          17

--------------------------------------------------------------------------------
2 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

From the Portfolio Managers

In a generally difficult investment environment, small-capitalization stocks performed relatively well during the past several months. Thanks to good stock selection, AXP Partners Small Cap Value Fund's results were especially good, as it generated a positive return of 3.89% (excluding the sales charge) for its initial reporting period -- June 18 (when shares became publicly available) through Nov. 30, 2001. This compares with a loss of 4.68% for the period from July 1 to Nov. 30, 2001 for the Russell 2000 Value Index, an unmanaged group of stocks commonly used to measure the performance of mutual funds such as this.

The Fund currently has a higher-than-normal cash position. Under normal market conditions, the Fund typically maintains less cash than is currently held in the portfolio. The current market environment coupled with very strong cash flows into the Fund have resulted in this higher percentage.

--------------------------------------------------------------------------------
3 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Charles Royce, Royce & Associates, Inc. (Royce):

Eight of the nine sectors in which our portion of the portfolio was invested showed positive results, the best coming from consumer services, industrial services and technology. Retail stocks were the top performers in consumer services, with strong returns from Pier I Imports and The Children's Place. Staffing services firm Spherion helped boost performance in the Industrial Services sector, and in technology, semiconductor and equipment makers had solid returns.

On the down side, our holdings among insurance stocks were mixed. Oil and gas company stocks lost ground, but we remain confident about their long-term potential.

We also continue to see what we regard as strong opportunities in retail and technology. Investors are understandably emotional right now, and therefore we believe that rational, disciplined investing is more important than ever. We expect that financially strong small- and micro-cap companies will prevail in the long run, following the current period of economic weakness and overall uncertainty. It also is our view that small-cap value investing will remain a viable approach in what we expect to be a volatile stock market that yields relatively low returns.

Curtis Jensen, EQSF Advisers, Inc. (Third Avenue):

Our portion of the portfolio benefited from appreciation in several technology issues, particularly in the semiconductor capital equipment and electronic components and materials areas. Oil services stocks also made a positive contribution. Among other notable areas of investment, real estate stocks remained flat, while holdings in the insurance area were down overall.

Looking ahead, we continue to focus on strongly financed companies, and remain confident about the opportunities we have identified. In our view, companies with strong balance sheets -- the cornerstone of our investment philosophy -- have two key advantages: They should be able to weather, should it develop, a prolonged downturn in the economy. Also, they are in a position to continue investing in their businesses, make acquisitions and repurchase stock. We think those factors give our portfolio an added margin of safety.

As for small-cap value stocks, despite their substantial appreciation over the past year, we continue to find stocks with compelling valuations. With the broad market trading at a considerably higher level, we believe small-cap stocks remain very attractive for equity investors.

--------------------------------------------------------------------------------
4 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Fund Facts

Class A -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $5.08
June 18, 2001*                                                    $4.89
Increase                                                          $0.19

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   +3.89%

Class B -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $5.07
June 18, 2001*                                                    $4.89
Increase                                                          $0.18

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   +3.68%

Class C -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $5.08
June 18, 2001*                                                    $4.89
Increase                                                          $0.19

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   +3.89%

Class Y -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $5.08
June 18, 2001*                                                    $4.89
Increase                                                          $0.19

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   +3.89%

 * When shares became publicly available.

** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

--------------------------------------------------------------------------------
5 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

The 10 Largest Holdings

                                      Percent                     Value
                                  (of net assets)         (as of Nov. 30, 2001)

Brascan Cl A                            2.2%                   $3,698,575
Credence Systems                        2.1                     3,528,693
KEMET                                   1.9                     3,126,500
MONY Group                              1.8                     3,025,512
Electro Scientific Inds                 1.6                     2,766,960
Phoenix                                 1.6                     2,616,900
Big Lots                                1.5                     2,474,080
American Power Conversion               1.5                     2,463,040
Entegris                                1.4                     2,372,080
Catellus Development                    1.4                     2,275,875

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 17.0% of net assets

--------------------------------------------------------------------------------
6 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

Nov. 30, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $123,714,878)                                                                      $131,180,551
Cash in bank on demand deposit                                                                           40,028,404
Capital shares receivable                                                                                   273,170
Dividends and accrued interest receivable                                                                    54,539
Receivable for investment securities sold                                                                   259,847
                                                                                                            -------
Total assets                                                                                            171,796,511
                                                                                                        -----------

Liabilities
Payable for investment securities purchased                                                               3,409,410
Accrued investment management services fee                                                                    4,354
Accrued distribution fee                                                                                      2,332
Accrued transfer agency fee                                                                                   1,253
Accrued administrative services fee                                                                             359
Other accrued expenses                                                                                       20,159
                                                                                                             ------
Total liabilities                                                                                         3,437,867
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $168,358,644
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    331,736
Additional paid-in capital                                                                              160,606,066
Net operating loss                                                                                         (130,838)
Accumulated net realized gain (loss)                                                                         86,007
Unrealized appreciation (depreciation) on investments                                                     7,465,673
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $168,358,644
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $107,971,602
                                                            Class B                                    $ 58,133,792
                                                            Class C                                    $  2,218,091
                                                            Class Y                                    $     35,159
Net asset value per share of outstanding capital stock:     Class A shares         21,252,399          $       5.08
                                                            Class B shares         11,477,310          $       5.07
                                                            Class C shares            436,945          $       5.08
                                                            Class Y shares              6,918          $       5.08
                                                                                        -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT



Statement of operations
AXP Partners Small Cap Value Fund

For the period from June 18, 2001* to Nov. 30, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                                $  200,782
Interest                                                                                                    269,116
   Less foreign taxes withheld                                                                               (1,336)
                                                                                                             ------
Total income                                                                                                468,562
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          318,890
Distribution fee
   Class A                                                                                                   53,458
   Class B                                                                                                  110,660
   Class C                                                                                                    4,194
Transfer agency fee                                                                                          82,499
Incremental transfer agency fee
   Class A                                                                                                    5,815
   Class B                                                                                                    5,226
   Class C                                                                                                      248
Service fee -- Class Y                                                                                            7
Administrative services fees and expenses                                                                    26,300
Custodian fees                                                                                               35,569
Printing and postage                                                                                         21,720
Registration fees                                                                                            93,212
Audit fees                                                                                                    6,875
Other                                                                                                         5,596
                                                                                                              -----
Total expenses                                                                                              770,269
   Expenses reimbursed by AEFC (Note 2)                                                                    (169,915)
                                                                                                           --------
                                                                                                            600,354
   Earnings credits on cash balances (Note 2)                                                                   (80)
                                                                                                                ---
Total net expenses                                                                                          600,274
                                                                                                            -------
Investment income (loss) -- net                                                                            (131,712)
                                                                                                           --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                   86,007
Net change in unrealized appreciation (depreciation) on investments                                       7,553,879
                                                                                                          ---------
Net gain (loss) on investments                                                                            7,639,886
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $7,508,174
                                                                                                         ==========

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT



Statement of changes in net assets
AXP Partners Small Cap Value Fund

For the period from June 18, 2001* to Nov. 30, 2001 (Unaudited)

Operations
Investment income (loss) -- net                                                                        $   (131,712)
Net realized gain (loss) on investments                                                                      86,007
Net change in unrealized appreciation (depreciation) on investments                                       7,553,879
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                           7,508,174
                                                                                                          ---------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                              102,245,328
   Class B shares                                                                                        56,814,168
   Class C shares                                                                                         2,145,771
   Class Y shares                                                                                            23,000
Payments for redemptions
   Class A shares                                                                                        (2,948,659)
   Class B shares (Note 2)                                                                               (1,286,445)
   Class C shares (Note 2)                                                                                  (55,361)
                                                                                                            -------
Increase (decrease) in net assets from capital share transactions                                       156,937,802
                                                                                                        -----------
Total increase (decrease) in net assets                                                                 164,445,976
Net assets at beginning of period**                                                                       3,912,668
                                                                                                          ---------
Net assets at end of period                                                                            $168,358,644
                                                                                                       ============

 * When shares became publicly available.

** Initial capital of $4,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $87,332 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

(Unaudited as to Nov. 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in small capitalization companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
10 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
11 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2002, and will cover the six-month period beginning July 1, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with Royce & Associates, Inc. and EQSF Advisers, Inc. New investments in the Fund, net of any redemptions, are allocated to the Subadvisers in equal portions.

--------------------------------------------------------------------------------
12 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT



Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2002. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets. In addition, for the period ended Nov. 30, 2001, AEFC and American Express
Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.55% for Class A, 2.33% for Class B, 2.33% for Class C and 1.31% for Class Y.

Sales charges received by the Distributor for distributing Fund shares were $692,285 for Class A, $11,053 for Class B and $70 for Class C for the period ended Nov. 30, 2001.

During the period ended Nov. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $80 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $131,504,201 and $11,090,201, respectively, for the period ended Nov. 30, 2001. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from June 18, 2001* to Nov. 30, 2001 are as follows:

                                             Class A          Class B            Class C         Class Y

Sold                                       21,092,054        11,754,429          446,645          4,918
Issued for reinvested distributions                --                --               --             --
Redeemed                                     (633,655)         (279,119)         (11,700)            --
                                             --------          --------          -------             --
Net increase (decrease)                    20,458,399        11,475,310          434,945          4,918
                                           ----------        ----------          -------          -----

* When shares became publicly available.

--------------------------------------------------------------------------------
13 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended Nov. 30, 2001.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.89

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                   .19

Total from investment operations                                    .19

Net asset value, end of period                                    $5.08

Ratios/supplemental data

Net assets, end of period (in millions)                            $108

Ratio of expenses to average daily net assets(c,e)                1.55%(d)

Ratio of net investment income (loss)
to average daily net assets                                        (.12)(d)

Portfolio turnover rate (excluding short-term securities)           17%

Total return(i)                                                   3.89%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
14 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.89

Income from investment operations:

Net investment income (loss)                                       (.01)

Net gains (losses) (both realized and unrealized)                   .19

Total from investment operations                                    .18

Net asset value, end of period                                    $5.07

Ratios/supplemental data

Net assets, end of period (in millions)                             $58

Ratio of expenses to average daily net assets(c,f)                2.33%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.92%)(d)

Portfolio turnover rate (excluding short-term securities)           17%

Total return(i)                                                   3.68%


Class C

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.89

Income from investment operations:

Net investment income (loss)                                       (.01)

Net gains (losses) (both realized and unrealized)                   .20

Total from investment operations                                    .19

Net asset value, end of period                                    $5.08

Ratios/supplemental data

Net assets, end of period (in millions)                              $2

Ratio of expenses to average daily net assets(c,g)                2.33%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.93%)(d)

Portfolio turnover rate (excluding short-term securities)           17%

Total return(i)                                                   3.89%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
15 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.89

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                   .19

Total from investment operations                                    .19

Net asset value, end of period                                    $5.08

Ratios/supplemental data

Net assets, end of period (in millions)                             $--

Ratio of expenses to average daily net assets(c,h)                1.31%(d)

Ratio of net investment income (loss)
to average daily net assets                                        .10%(d)

Portfolio turnover rate (excluding short-term securities)           17%

Total return(i)                                                   3.89%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to Nov. 30, 2001 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 2.07% for the period ended Nov. 30, 2001.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.83% for the period ended Nov. 30, 2001.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.83% for the period ended Nov. 30, 2001.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.94% for the period ended Nov. 30, 2001.

(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
16 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund

Nov. 30, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (68.4%)

Issuer                                                Shares            Value(a)

Aerospace & defense (0.4%)
Curtiss-Wright                                        15,000            $636,000

Automotive & related (0.9%)
Wescast Inds Cl A                                     51,700(c)        1,546,864

Building materials & construction (0.4%)
Florida Rock Inds                                      8,750             269,063
Monaco Coach                                           4,350(b)           84,825
Simpson Mfg                                            5,700(b)          295,830
Total                                                                    649,718

Chemicals (0.8%)
Albemarle                                             56,900           1,267,163

Communications equipment & services (2.3%)
Fairchild Semiconductor
     Intl Cl A                                        27,500(b)          673,750
Peco II                                              193,800(b)        1,065,900
REMEC                                                 49,500(b)          549,450
Somera Communications                                250,900(b)        1,618,305
Total                                                                  3,907,405

Computers & office equipment (3.1%)
American Management Systems                           52,900(b)          809,370
AnswerThink Consulting Group                          29,400(b)          182,280
Cognex                                                15,900(b)          356,160
PC-Tel                                               191,700(b)        1,675,458
Perot Systems Cl A                                    35,000(b)          642,250
SPSS                                                  46,100(b)          811,360
Syntel                                                66,400(b)          763,600
Total                                                                  5,240,478

Electronics (17.8%)
Advanced Power Technology                             84,900(b)          887,205
American Power Conversion                            179,000(b)        2,463,040
Analogic                                              33,800           1,246,544
Arrow Electronics                                      5,700(b)          156,864
Avnet                                                 86,900           2,063,875
Bel Fuse Cl A                                         79,400           1,798,410
Brooks Automation                                     28,500(b)        1,047,375
Cable Design Technologies                             10,100(b)          124,937
Credence Systems                                     212,700(b)        3,528,693
CyberOptics                                          122,100(b)        1,300,365
Electro Scientific Inds                               97,600(b)        2,766,960
Electroglas                                          131,200(b)        1,863,040
Entegris                                             238,400(b)        2,372,080
KEMET                                                185,000(b)        3,126,500
Park Electrochemical                                  70,900           1,790,225
Technitrol                                            22,400             539,840
Tektronix                                             91,100(b)        2,047,928
TTM Technologies                                      79,000(b)          939,310
Total                                                                 30,063,191

Energy (2.2%)
Brown (Tom)                                           56,500(b)        1,322,100
St. Mary Land & Exploration                           51,600             988,140
Stone Energy                                          38,400(b)        1,368,960
Total                                                                  3,679,200

Energy equipment & services (3.8%)
Dril-Quip                                             33,200(b)          641,424
Helmerich & Payne                                     43,000           1,211,310
Nabors Inds                                           55,900(b)        1,760,850
NATCO Group Cl A                                       4,700(b)           30,362
Patterson-UTI Energy                                  42,400(b)          858,600
Precision Drilling                                    81,200(b,c)      1,919,568
Total                                                                  6,422,114

Financial services (4.9%)
Catellus Development                                 127,500(b)        2,275,875
E*TRADE Group                                        152,600(b)        1,220,800
Forest City Enterprises Cl A                          45,000           1,536,750
Jones Lang LaSalle                                    79,600(b)        1,269,620
Southwest Securities Group                            66,300           1,342,575
Trammell Crow                                         59,200(b)          583,120
Total                                                                  8,228,740

Furniture & appliances (0.1%)
Industrie Natuzzi ADR                                 11,400(c)          147,744

Health care (2.5%)
Antigenics                                             5,000(b)           85,300
Arrow Intl                                             4,700             177,848
Coherent                                              51,300(b)        1,564,650
Lexicon Genetics                                      52,200(b)          524,610
Organogenesis                                         23,600(b)          131,688
Theragenics                                           65,400(b)          578,790
VISX                                                  91,400(b)        1,206,480
Total                                                                  4,269,366

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care services (0.4%)
Celera Genomics Group-Applera                         22,700(b)         $652,625

Household products (1.4%)
Energizer Holdings                                    87,300(b)        1,615,050
Ocular Sciences                                       26,900(b)          681,915
Total                                                                  2,296,965

Industrial equipment & services (2.8%)
Alamo Group                                           40,600             529,830
Arctic Cat                                             9,400             155,382
Denison Intl ADR                                      50,500(b,c)        797,900
Lincoln Electric Holdings                             86,300           1,896,874
Lindsay Mfg                                           41,000             768,750
Nordson                                                3,400              82,144
Trinity Inds                                          15,000             399,900
Total                                                                  4,630,780

Insurance (8.7%)
AmerUs Group                                           8,500             295,715
Arch Capital Group                                    17,600(b)          416,240
Argonaut Group                                        26,500             458,450
Capitol Transamerica                                   5,500              89,925
Clark/Bardes                                          20,800(b)          458,016
CNA Surety                                           123,200           1,818,432
First American                                        40,000             714,000
Leucadia Natl                                         22,500             603,900
MBIA                                                   8,800             448,184
MONY Group                                            96,600           3,025,512
Navigators Group                                      12,300(b)          227,550
NYMAGIC                                                8,500             161,245
Phoenix                                              165,000(b)        2,616,900
ProAssurance                                          11,600(b)          171,680
Reinsurance Group of America                          35,500           1,224,750
Stewart Information Services                          58,900(b)        1,195,081
Trenwick Group                                       100,400(c)          897,576
Total                                                                 14,823,156

Leisure time & entertainment (0.8%)
Callaway Golf                                         61,200             976,140
Concord Camera                                        14,100(b)           66,270
Thor Inds                                              3,600             136,800
Topps                                                  8,300(b)           97,525
Total                                                                  1,276,735

Metals (0.7%)
AngloGold ADR                                         24,700(c)          417,183
Gold Fields ADR                                      167,100(c)          768,660
Total                                                                  1,185,843

Miscellaneous (0.4%)
Learning Tree Intl                                    26,400(b)          632,544

Multi-industry conglomerates (4.0%)
Baldor Electric                                        8,700             178,524
Brascan Cl A                                         219,500(c)        3,698,575
Carlisle Holdings                                      4,000(b,c)         10,920
Cornell Companies                                     56,400(b)          905,220
Spherion                                             222,000(b)        1,986,900
Total                                                                  6,780,139

Paper & packaging (--%)
Ennis Business Forms                                   6,700              63,717

Real estate investment trust (0.3%)
Cabot Industrial Trust                                10,000             239,600
Koger Equity                                          12,500             218,750
Total                                                                    458,350

Restaurants & lodging (0.3%)
RARE Hospitality Intl                                 23,900(b)          469,634

Retail (6.3%)
Big Lots                                             263,200           2,474,080
Buckle                                                37,600(b)          752,000
Charming Shoppes                                     138,500(b)          684,190
Children's Place Retail Stores                        17,800(b)          621,220
Claire's Stores                                       64,000             915,200
Galyan's Trading                                     101,200(b)        1,417,812
Pier 1 Imports                                       139,000           2,009,940
Stein Mart                                           212,200(b)        1,708,210
Total                                                                 10,582,652

Textiles & apparel (2.3%)
Abercrombie & Fitch                                   25,200(b)          604,800
Nautica Enterprises                                  153,000(b)        1,989,000
Oakley                                                91,000(b)        1,187,550
Steven Madden                                         14,400(b)          172,368
Total                                                                  3,953,718

Transportation (0.8%)
Alexander & Baldwin                                   14,600             351,130
Arnold Inds                                           12,900             280,317
EGL                                                   46,900(b)          706,783
Total                                                                  1,338,230

Total common stocks
(Cost: $107,736,564)                                                $115,203,071

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

Short-term security (9.5%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agency
U.S. Treasury
         12-27-01              1.89%             $16,000,000         $15,977,480

Total short-term security
(Cost: $15,978,314)                                                  $15,977,480

Total investments in securities
(Cost: $123,714,878)(d)                                             $131,180,551


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2001, the value of foreign securities represented 6.1% of net assets.

(d) At Nov. 30, 2001, the cost of securities for federal income tax purposes was approximately $123,715,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                         $10,116,000

    Unrealized depreciation                                          (2,650,000)
                                                                     ----------
    Net unrealized appreciation                                     $ 7,466,000
                                                                    -----------

--------------------------------------------------------------------------------
19 AXP PARTNERS SMALL CAP VALUE FUND -- SEMIANNUAL REPORT

AXP Partners Small Cap Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: ASVAX    Class B: ASVBX
Class C: N/A      Class Y: N/A

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6250 A (1/02)